UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

J. Alexander’s Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On December 28, 2017, J. Alexander’s Holdings, Inc. (“J. Alexander’s” or the “Company”) posted the material attached below to www.jalexandersand99.com.

J.ALEXANDER'S HOLDINGS, INC.

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Ninety Nine 99 RESTAURANT & PUB

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VOTE FOR J. ALEXANDER'S ACQUISITION OF NINETY NINE RESTAURANT & PUB

This website contains important information regarding J. Alexander's upcoming Special Meeting of Shareholders, which is being held on January 30, 2018 to approve the Company's acquisition of Ninety Nine Restaurant & Pub.

Your Board of Directors recommends that you vote "FOR" this transaction on the WHITE proxy card TODAY.

CHARLIE NOYES
President, Ninety Nine Restaurant & Pub
4:14

The Transactions

On August 3, 2017, J. Alexander's Holdings, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, its subsidiary J. Alexander's Holdings, LLC ("JAX Op"), Nitro Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of JAX Op, Cannae Holdings, LLC (f/k/a Fidelity National Financial Ventures, LLC or "FNFV"), Fidelity Newport Holdings, LLC ("FNH" and together with FNFV, "Sellers"), and 99 Restaurants, LLC ("99 Restaurants"). Pursuant to the Merger Agreement, the Company has agreed to acquire 99 Restaurants in exchange for the issuance by JAX Op of 16,272,727 Class B units (and a corresponding number of shares of the Company's Class B common stock) and the assumption of $20 million of net debt. The transaction (including the assumption of net debt) is valued at approximately $199 million, subject to certain adjustments and based on the agreed-upon $11.00 per share value of the equity component of the merger consideration. The acquisition of 99 Restaurants will occur by Merger Sub merging with and into 99 Restaurants, with 99 Restaurants surviving the merger as a wholly owned subsidiary of JAX Op.

Also on August 3, 2017, JAX Op and Black Knight Advisory Services, LLC ("BKAS") entered into the Black Knight termination agreement, effective as of and conditioned upon the Closing, pursuant to which the consulting agreement between JAX Op and BKAS will terminate in exchange for a termination fee, together with the payment of any fees or expenses accrued as of such date, to be paid to BKAS.

Immediately following the consummation of the Merger, JAX Op will contribute the equity interests of 99 Restaurants to one of its wholly owned subsidiaries, J. Alexander's, LLC, and 99 Restaurants will be an indirect, wholly owned subsidiary of JAX Op.

J.ALEXANDER'S
HOLDINGS, INC.

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Ninety Nine 99
RESTAURANT & PUB

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STONEY RIVER
STEAKHOUSE AND GRILL

PRESS RELEASES

12/21/2017 J. Alexander's Holdings, Inc. Files Definitive Proxy Materials and Schedules Date of Special Shareholder Meeting for January 30, 2018→

08/04/2017 J. Alexander's Holdings, Inc. Enters into Definitive Agreement to Acquire Ninety Nine Restaurant and Pub Concept→

© 2017 J. Alexander's Holdings Inc. All rights reserved.

IMPORTANT INFORMATION

J.ALEXANDER'S HOLDINGS, INC.

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Ninety Nine RESTAURANT & PUB

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LETTERS

To Come

© 2017 J. Alexander's Holdings Inc. All rights reserved.

IMPORTANT INFORMATION

J.ALEXANDER'S HOLDINGS, INC.

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Ninety Nine 99 RESTAURANT & PUB

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PRESENTATIONS

To Come

© 2017 J. Alexander's Holdings Inc. All rights reserved.

IMPORTANT INFORMATION

J.ALEXANDER'S
HOLDINGS, INC.
HOW TO VOTE
Ninety Nine 99
RESTAURANT & PUB
HOME
PRESS RELEASES
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SEC FILINGS
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SEC FILINGS
12/21/2017 8-K→
Report of unscheduled material events or corporate changes
12/21/2017 DEF14A→
Additional proxy soliciting materials - definitive
12/21/2017 DEFM14A→
Official notification of matters relating to a merger or acquisition
12/08/2017 PRER14A→
Proxy soliciting materials. Revised preliminary material
11/17/2017 PRERA14A→
Proxy soliciting materials. Revised preliminary material
11/13/2017 DEFA14A→
Additional proxy soliciting materials - definitive
10/10/2017 PREM14A→
Preliminary proxy statement relating to a merger or acquisition
© 2017 J. Alexander's Holdings Inc. All rights reserved.
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CONTACT

J. Alexander's Holdings, Inc.
Mark A. Parkey
615-269-1900

Sard Verbinnen & Co
Patrick Scanlan/Danya Al-Qattan
212-687-8080

Company shareholders should call Georgeson LLC, the Company's proxy solicitor, toll-free at (866) 432-2791, with any questions about the Transactions or the Special Meeting.

© 2017 J. Alexander's Holdings Inc. All rights reserved.

IMPORTANT INFORMATION

J.ALEXANDER'S
HOLDINGS, INC.

HOW TO VOTE

Ninety Nine
RESTAURANT & PUB

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VOTE

Your vote is very important.

Voting is quick and easy. To ensure your representation at the J. Alexander's Special Meeting of Shareholders on January 30th, 2018, please submit your proxy, either by mail or by telephone or through the Internet with voting instructions.

© 2017 J. Alexander's Holdings Inc. All rights reserved.

IMPORTANT INFORMATION

J.ALEXANDER'S HOLDINGS, INC.

HOW TO VOTE

Ninety Nine 99 RESTAURANT & PUB

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IMPORTANT INFORMATION

On August 3, 2017, J. Alexander's Holdings, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, its subsidiary J. Alexander's Holdings, LLC ("JAX Op"), Nitro Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of JAX Op, Cannae Holdings, LLC (f/k/a Fidelity National Financial Ventures, LLC or "FNFV"), Fidelity Newport Holdings, LLC ("FNH" and together with FNFV, "Sellers"), and 99 Restaurants, LLC ("99 Restaurants"). Pursuant to the Merger Agreement, the Company has agreed to acquire 99 Restaurants in exchange for the issuance by JAX Op of 16,272,727 Class B units (and a corresponding number of shares of the Company's Class B common stock) and the assumption of $20 million of net debt. The transaction (including the assumption of net debt) is valued at approximately $199 million, subject to certain adjustments and based on the agreed-upon $11.00 per share value of the equity component of the merger consideration. The acquisition of 99 Restaurants will occur by Merger Sub merging with and into 99 Restaurants, with 99 Restaurants surviving the merger as a wholly owned subsidiary of JAX Op.

Also on August 3, 2017, JAX Op and Black Knight Advisory Services, LLC ("BKAS") entered into the Black Knight termination agreement, effective as of and conditioned upon the Closing, pursuant to which the consulting agreement between JAX Op and BKAS will terminate in exchange for a termination fee, together with the payment of any fees or expenses accrued as of such date, to be paid to BKAS.

Immediately following the consummation of the Merger, JAX Op will contribute the equity interests of 99 Restaurants to one of its wholly owned subsidiaries, J. Alexander's, LLC, and 99 Restaurants will be an indirect, wholly owned subsidiary of JAX Op.

The consummation of the transactions is subject to approvals by the Company's shareholders, including the vote of disinterested shareholders under Tennessee law. The foregoing shareholder approvals are being solicited pursuant to a definitive proxy statement filed by the Company with the United States Securities and Exchange Commission on December 21,

On December 28, 2017, the Company posted a video to www.jalexandersand99.com. A transcript of the video is attached below.

Charlie Noyes, President, Ninety Nine Restaurant & Pub:

The Ninety-Nine Restaurant is a great, local, New England-based restaurant company. You walk into a Ninety-Nine. It’s friendly, big, open, energetic bar. You’ll see friends, family, neighbors, and it’s just a fun place to be.

Our 106 restaurants throughout New England and New York, we will serve over 19 million guests this year.

When you talk to our guests as we travel around the company, people talk about their Ninety-Nine, their servers, bartenders that they like to come and see every single day. I don’t think you get that in other establishment.

We are not a national brand, we’re not a national company. We are right here, Boston-based, Boston-founded. We’ve kept those local roots.

One of the advantages we have being a local New England, and New York-based company is the opportunity to source products locally whenever we can. Our fresh haddock is right off the boats in Gloucester, Massachusetts and delivered to our restaurants.

Certainly our most popular item year round is our broiled sirloin tips, and our boneless buffalo wings, which we of course hand bread back there, every single day.

The bar at the 99 is a big part of what we do, our bartenders are fantastic, we have big screen TVs, it’s a great place to watch a game.

We’re famous for our big tall frosted mugs of beer, we’ve got great craft cocktails, we’ve got trivia on Thursday nights, it’s just a fun place to be.

The 99 is so rooted here in New England, that everybody growing up or is from New England knows of the 99 restaurants.

Gary Lentile, Restaurant Guest:

I’ve been coming to the 99 for over 20 years.

Kimberly Flanagan, Restaurant Guest:

I’ve been coming to the 99 for 15 years.

Gary Lentile, Restaurant Guest:

You can get anything from sandwiches to full size meals here.

Charlie Noyes, President, Ninety Nine Restaurant & Pub:

We have 6,300 team members. Between hourly members and management to supports teams and home office. The average managers alone in our restaurants is 8 years of 99 experience and 40 % of those managers have been with us over 10 years.

Amanda Smith, Service Manager: I started 13 years ago with the company as a hostess fresh out of high school, worked my way through serving, bartending and shift supervising, now I’m into my management role.

Brett Zimmerman, General Manager

I started 25 years ago, I was hired as a kitchen manager, actually Charlie Noyes was my general manager at that time.

Michelle Dean, Operations Director:

I started back as a bar tender in Fall river back in 1993. Right now I am an operations director.

Ray Desmarais, Operations Director:

During my 22 years with the Company, I couldn’t imagine working for anyone else.

Jahaida Gonzalez, Beverage Manager:

To me, it’s just a big family, we are just so passionate to come in here every day and look forward to working everyday

Charlie Noyes, President, Ninety Nine Restaurant & Pub:

We have pictures on the walls of all the local sport teams. We are really deeply involved in the community. I’m happy to say and I’m proud to say we are the official family restaurant of the Boston Red Sox.

Every time the Red Sox win, kids eat free the following day. They help us celebrate our charitable contributions by hosting us for 99 night at Fenway Park every year.

Over the past three years, we’ve invested quite a significant amount of capital in making sure our facilities and our quality has maintained best in class.

I’m personally excited about the opportunity to work with the folks at J. Alexander’s. I’ve traveled through their restaurants; they’ve traveled through my restaurants with me. The similarities are uncanny, in our relationship with our team members, relationship with the guests and what I would say the fanatical focus on the quality of our food and providing that great value to our guests.

I’ve seen national chains come, I’ve seen national chains go. What they can’t replicate is the dedication and loyalty of our team, loyalty of our guests and they cannot replicate the quality we put out with a great value every day.

A lot has changed during the course of 99’s history. One thing has remained the same, is our culture here at the 99s. That’s led to our long-term success, our ability to continue to grow and be successful and be what I believe is the best restaurant company in the business to work with.

On December 28, 2017, the Company published online the advertisements attached below, and may in the future send or use the same or substantially similar communications from time to time.

J.ALEXANDER'S
HOLDINGS, INC.
Ninety Nine 99
Expanding
TO ADD SCALE
Learn more

J.ALEXANDER'S
HOLDINGS, INC.
Expanding
TO ADD SCALE
Learn more
Ninety Nine 99

J.ALEXANDER'S
HOLDINGS, INC.
Ninety Nine
99
A Strategic Pairing
to increase the value of your investment
Learn more

J.ALEXANDER'S
HOLDINGS, INC.
A Strategic Pairing
to increase the value of your investment
Learn more
Ninety Nine
99

J.ALEXANDER'S
HOLDINGS, INC.
Ninety
Nine
99
An Opportunity
to add value to
your investment
Learn more

J.ALEXANDER'S
HOLDINGS, INC.
An Opportunity
to add value to your investment
Learn more
Ninety
Nine
99

Help J. Alexander's Grow - Support the Acquisition of 99

Ad www.jalexandersand99.com

Shareholders, learn more about J. Alexander's plan to merge with 99 Restaurants

Vote the White Proxy Card - Add Value for Shareholders

Ad www.jalexandersand99.com

Shareholders, learn more about J. Alexander's plan to merge with 99 Restaurants

Get to Know 99 Restaurants - A Partner for J. Alexander's

Ad www.jalexandersand99.com

Shareholders, learn more about J. Alexander's plan to merge with 99 Restaurants

FORWARD-LOOKING STATEMENTS

In connection with the safe harbor established under the Private Securities Litigation Reform Act of 1995, J. Alexander’s cautions that certain information contained or incorporated by reference in this document and other written and oral statements made by or with the approval of authorized personnel is forward-looking information that involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Forward-looking statements discuss our current expectations and projections relating to our financial conditions, results of operations, plans, objectives, future performance and business. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “would,” “can,” “should,” “likely,” “anticipate,” “potential,” “estimate,” “pro forma,” “continue,” “expect,” “project,” “intend,” “seek,” “plan,” “believe,” “target,” “outlook,” “forecast,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements include all statements that do not relate solely to historical or current facts, including statements regarding our expectations, intentions or strategies and regarding the future. J. Alexander’s disclaims any intent or obligation to update these forward-looking statements.

Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things: uncertainties as to whether the requisite approvals of J. Alexander’s shareholders will be obtained; the risk of shareholder litigation in connection with the transaction and any related significant costs of defense, indemnification and liability; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances that may give rise to the payment of a termination fee by J. Alexander’s; the effects of disruptions to respective business operations of J. Alexander’s or 99 Restaurants resulting from the transactions, including the ability of the combined company to retain and hire key personnel and maintain relationships with suppliers and other business partners; the risks associated with the future performance of the 99 Restaurants business; the risks of integration of the 99 Restaurants business and the possibility that costs or difficulties related to such integration of the 99 Restaurants business and J. Alexander’s will be greater than expected; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the risk associated with the determination of estimated 2018 combined Adjusted EBITDA figures, which are only estimates and are subject to change because of purchase accounting entries, and other factors. Further, the 99 Restaurants business and the businesses of J. Alexander’s remain subject to a number of general risks and other factors that may cause actual results to differ materially. There can be no assurance that the proposed transactions will in fact be consummated.

The statements and assumptions included in statements made by or with the approval of authorized personnel of J. Alexander’s that relate to results of the combined businesses in 2018 and future years assume the accuracy of projections relating to the financial condition and future operating results of 99 Restaurants and J. Alexander’s.

Additional information about these and other material factors or assumptions underlying such forward looking statements are set forth in the reports that J. Alexander’s files from time to time with the Securities and Exchange Commission (the “SEC”), including those items listed under the “Risk Factors”

heading in Item 1.A of J. Alexander’s Annual Report on Form 10-K for the year ended January 1, 2017, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended October 1, 2017, July 2, 2017, and April 2, 2017. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated business combination, are more fully discussed in the definitive proxy statement filed with the SEC on December 21, 2017. These forward-looking statements reflect J. Alexander’s expectations as of the date of this communication. J. Alexander’s disclaims any intent or obligation to update these forward -looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

ADDITIONAL INFORMATION

J. Alexander’s and certain of its directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of J. Alexander’s shareholders in connection with the proposed merger. In connection with the proposed merger, J. Alexander’s has filed with the SEC a definitive proxy statement of J. Alexander’s on Schedule 14A on December 21, 2017, which was mailed to J. Alexander’s shareholders on or about December 22, 2017. SHAREHOLDERS OF J. ALEXANDER’S ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other filings containing information about J. Alexander’s at the SEC’s website at www.sec.gov. The definitive proxy statement and the other filings may also be obtained free of charge at J. Alexander’s investor relations website at investor.jalexandersholdings.com under the tab “More,” and then under the tab “SEC Filings.”